EXHIBIT (A)



                              ARTICLES OF AMENDMENT
                                       OF
                        GABELLI GLOBAL SERIES FUNDS, INC.

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         Gabelli  Global  Series Funds,  Inc., a Maryland corporation having its principal office in Baltimore, Maryland (herein after called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:  The  Charter of the  Corporation  is hereby amended by amending
Article II of its  Articles  of Incorporation to read:

                                   Article II

                                      NAME

                   The name of the Corporation is GAMCO Global
                     Series Funds, Inc. (the "Corporation").

         The Charter of the Corporation is hereby further amended to reflect that each class of the Corporation's capital stock and sub-series of that class are redesignated as follows:

                  CURRENT DESIGNATION                    NEW DESIGNATION

         The Gabelli Global                        The GAMCO Global
         Telecommunications Fund Stock             Telecommunications Fund Stock

                  The Gabelli Global                     The GAMCO Global
                  Telecommunications Fund                Telecommunications Fund
                  Class AAA Stock                        Class AAA Stock

                  The Gabelli Global                       The GAMCO Global
                  Telecommunications                       Telecommunications
                  Fund Class A Stock                       Fund Class A Stock

                  The Gabelli Global                       The GAMCO Global
                  Telecommunications                       Telecommunications
                  Fund Class B Stock                       Fund Class B Stock

                  The Gabelli Global                       The GAMCO Global
                  Telecommunications                       Telecommunications
                  Fund Class C Stock                       Fund Class C Stock

                  CURRENT DESIGNATION                      NEW DESIGNATION

                  The Gabelli Global                       The GAMCO Global
                  Telecommunications                       Telecommunications
                  Fund Class I Stock                       Fund Class I Stock

         The Gabelli Global Growth                   The GAMCO Global Growth
         Fund Stock                                           Fund Stock

                  The Gabelli Global                       The GAMCO Global
                  Growth Fund Class                        Growth Fund Class
                  AAA Stock                                AAA Stock

                  The Gabelli Global                       The GAMCO Global
                  Growth Fund                              Growth Fund
                  Class A Stock                            Class A Stock

                  The Gabelli Global                       The GAMCO Global
                  Growth Fund                              Growth Fund
                  Class B Stock                            Class B Stock

                  The Gabelli Global                       The GAMCO Global
                  Growth Fund                              Growth Fund
                  Class C Stock                            Class C Stock

                  The Gabelli Global                       The GAMCO Global
                  Growth Fund                              Growth Fund
                  Class I Stock                            Class I Stock

         The Gabelli Global                          The GAMCO Global
         Opportunity Fund Stock                      Opportunity Fund Stock

                  The Gabelli Global                       The GAMCO Global
                  Opportunity Fund                         Opportunity Fund
                  Class AAA Stock                          Class AAA Stock

                  The Gabelli Global                       The GAMCO Global
                  Opportunity Fund                         Opportunity Fund
                  Class A Stock                            Class A Stock

                  The Gabelli Global                       The GAMCO Global
                  Opportunity Fund                         Opportunity Fund
                  Class B Stock                            Class B Stock

                  CURRENT DESIGNATION                      NEW DESIGNATION

                  The Gabelli Global                       The GAMCO Global
                  Opportunity Fund                         Opportunity Fund
                  Class C Stock                            Class C Stock

                  The Gabelli Global                       The GAMCO Global
                  Opportunity Fund                         Opportunity Fund
                  Class I Stock                            Class I Stock

         The Gabelli Global                          The Gabelli Global
         Convertible Securities Fund                 Convertible Securities Fund
         Stock                                       Stock

                  The Gabelli Global                      The GAMCO Global
                  Convertible Securities                  Convertible Securities
                  Fund Class AAA Stock                    Fund Class AAA Stock

                  The Gabelli Global                      The GAMCO Global
                  Convertible Securities                  Convertible Securities
                  Fund Class A Stock                      Fund Class A Stock

                  The Gabelli Global                      The GAMCO Global
                  Convertible Securities                  Convertible Securities
                  Fund Class B Stock                      Fund Class B Stock

                  The Gabelli Global                      The GAMCO Global
                  Convertible Securities                  Convertible Securities
                  Fund Class C Stock                      Fund Class C Stock

                  The Gabelli Global                      The GAMCO Global
                  Convertible Securities                  Convertible Securities
                  Fund Class I Stock                      Fund Class I Stock

         The Gabelli Global                          The GAMCO Global
         Entertainment and Media                     Entertainment and Media
         Fund Stock                                  Fund Stock

                  The Gabelli Global                     The GAMCO Global
                  Entertainment and Media                Entertainment and Media
                  Fund Class AAA Stock                   Fund Class AAA Stock

         SECOND: The forgoing amendments to the Charter were approved by a majority of the entire Board of Directors of the Corporation at a meeting duly held November 16, 2005. The amendments are limited to the changes expressly permitted by ss.2-605 of the Maryland General Corporation Law to be made without action of the stockholders of the Corporation.

         THIRD: The amendment to the Charter of the Corporation as set forth above does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any class or sub-series of shares of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this 23rd day of December 2005. The President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief and under the penalties of perjury, all matters and facts contained herein with respect to authorization and approval of these Articles of Amendment are true in all material respects.

WITNESS:                            GABELLI GLOBAL SERIES FUNDS, INC.

/S/ JAMES E. MCKEE                          By:_/S/ BRUCE N. ALPERT
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    James E. McKee                                  Bruce N. Alpert
    Secretary                                       President